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                                                                   EXHIBIT 10.17

                                                                Roll-Over Option


                       ASSOCIATED MATERIALS HOLDINGS INC.
                          STOCK OPTION AWARD AGREEMENT


            This Stock Option Award Agreement (this "Agreement"), dated September 4, 2002, is made between Associated Materials Holdings Inc. (the "Company") and Michael J. Caporale, Jr. (the "Optionee"). All capitalized terms used herein that are not defined herein shall have the respective meanings given to such terms in the Associated Materials Holdings Inc. 2002 Stock Option Plan (the "Plan").


                            W I T N E S S E T H :
                            - - - - - - - - - -

      1. Grant of Option. (a) Pursuant to the provisions of the Plan, the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of 17,781 shares of the Class A common stock of the Company, $0.01 par value per share ("Common Stock"), and 23,221 shares of 8% cumulative redeemable preferred stock of the Company, $0.01 par value per share ("Preferred Stock" and collectively with Common Stock shall be referred to as "Stock"), provided that such purchase shall be made only in a unit or units with each unit comprising
0.7657 shares of Common Stock and one (1) share of Preferred Stock (a "Unit") at a purchase price equal to $31.09 for each Unit (the "Option"). Such Option shall be exercisable as hereinafter provided. The Option shall not be treated as an "incentive stock option," as defined in Section 422 of the Code.

            (b) Pursuant to Section 6(k) of the Plan, the Option shall be credited with additional shares of Preferred Stock based on the amount of cash dividends that would accrue on the shares of Preferred Stock (including Dividend Preferred Stock (as defined below)) subject to the outstanding but unexercised Option if such shares were held by the Optionee (any such additional shares of Preferred Stock shall be referred to as the "Dividend Preferred Stock"). Subject to the availability of shares of Preferred Stock issuable under the Plan, upon the exercise of the Option by the Optionee pursuant to the terms set forth herein and in the Plan, the Optionee shall be entitled to receive an additional number of whole shares of Preferred Stock equal to the product of (i) the total number of shares of Dividend Preferred Stock covered by the unexercised Option immediately prior to such exercise and (ii) a fraction, the numerator of which is the number of shares of Preferred Stock (excluding any Dividend Preferred Stock) that is purchased by the Optionee at the time of such exercise and the denominator of which is the total number of shares of Preferred Stock (excluding any Dividend Preferred Stock) covered by the Option outstanding at the time immediately prior to such exercise. Any fractional shares of Dividend Preferred Stock resulting from the calculation set forth in the immediately preceding sentence shall be rounded down to the nearest whole share of Dividend Preferred Stock. For purposes of the remaining Sections of this Agreement, other than
Section 2(b) or (c), references to "Stock" shall include any shares of Dividend Preferred Stock delivered or deliverable to the Optionee pursuant to this
Section 1(b).

      2. Terms and Conditions. It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:
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            (a) Expiration Date. The Option shall expire January 17, 2010.

            (b) Exercise of Option. (i) Subject to the other terms of this Agreement and the Plan, the Option may be exercised on or after the date of this Agreement with respect to all or any portion of the full number of shares of Stock covered by the Option; provided, however, that in any exercise of all or any portion of the Option, shares of Common Stock and Preferred Stock must be purchased in a Unit or Units.

            (ii) Any exercise of all or any part of the Option shall be accompanied by Notice to the Company specifying the number and type of shares of Stock as to which the Option is being exercised. Notation of any partial exercise shall be made by the Company on Schedule I attached hereto. Upon the valid exercise of all or any part of the Option, a certificate (or certificates) for the number of shares of Stock with respect to which the Option is exercised shall be issued in the name of the Optionee, subject to the other terms and conditions of this Agreement and the Plan. Notwithstanding any provisions herein to the contrary, if the exercise of the Option shall result in a fractional share after aggregating all of the same type of Stock affected by such exercise, then the Optionee shall receive a cash payment in lieu of receiving any fractional share of Stock.

            (c) Consideration. At the time of any exercise of the Option, the purchase price of the shares of Stock as to which the Option shall be exercised shall be paid to the Company (i) in United States dollars by personal check, bank draft or money order; (ii) if permitted by applicable law and approved by the Committee, with Common Stock already owned by the Optionee, and purchased or held for the requisite period of time as necessary to avoid a charge to the Company's or any Affiliate's earnings for financial reporting purposes, having a total Fair Market Value on the date of such exercise of the Option equal to such purchase price of the shares of Stock for which the Option is so exercised; or
(iii) a combination of the consideration provided for in the foregoing clauses
(i) through (ii).

            (d) Exercise Upon Death, Disability or Termination of Employment. The Option shall terminate upon the termination, for any reason, of the Optionee's employment with the Company or an Affiliate, and no shares of Stock may thereafter be purchased under the Option except as follows:

            (i) In the event of the death of the Optionee while an employee of the Company or an Affiliate, the Option, to the extent the Option would be exercisable in accordance with Section 2(b) hereof as of the date of his death, may be exercised after his death by his designated beneficiary, his heir, the legal representative of the Optionee's estate or by the legatee of the Optionee under his last will for a period of one (1) year from the date of his death or until the expiration of the stated period of the Option, whichever period is the shorter.

            (ii) If the Optionee's employment with the Company or an Affiliate shall terminate by reason of Disability, the Option, to the extent exercisable in accordance with Section 2(b) hereof as of the date of such termination of employment, may be exercised after such termination but may not be exercised after the expiration of the period of one

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      (1) year from the date of such termination of employment or of the stated
      period of the Option, whichever period is the shorter.

            (iii) If the Optionee's employment with the Company or an Affiliate terminates for any reason other than the Optionee's death or Disability or as described in paragraph (iv) below, the Option, to the extent exercisable in accordance with Section 2(b) hereof as of the date of such termination, may thereafter be exercised but may not be exercised after the expiration of the period of thirty (30) calendar days from the date of such termination of employment or of the stated period of the Option, whichever period is the shorter.

            (iv) If the Optionee's employment with the Company or an Affiliate is terminated (A) under circumstances determined by the Committee to be for the convenience of the Company or (B) by reason of the Optionee's retirement under a retirement plan of the Company or an Affiliate, as applicable, at or after the earliest voluntary retirement age provided in such retirement plan (or retirement at an earlier age with the written consent of the Committee), the Option, to the extent exercisable in accordance with Section 2(b) hereof as of the date of such termination, may be exercised after such termination of employment, but may not be exercised after the expiration of the period of ninety (90) days from the date of such termination of employment or of the stated period of the Option, whichever period is the shorter.

            (v) If the Optionee dies after termination of his employment with the Company and/or an Affiliate under paragraph (ii), (iii) or (iv) of this Section 2(d) during the one-year, thirty-day or ninety-day period following such termination specified in such applicable paragraph, the Option, to the extent the Option would have been exercisable in accordance with such applicable paragraph as of the date of the Optionee's death, may be exercised after his death by his designated beneficiary, his heir, the legal representative of his estate or by the legatee of the Optionee under his last will until the expiration of the period of one (1) year from the date of his death or of the stated period of the Option, whichever period is the shorter.

            (e) Nontransferability. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by him; provided that the Option may be exercised after the Optionee's death by the beneficiary most recently named by the Optionee in a written designation thereof filed by the Optionee with the Company, in accordance with the Plan.

            (f) Withholding Taxes. At the time of receipt of Stock upon the exercise of all or any part of the Option, the Optionee shall be required to pay to the Company in cash (or make other arrangements, in accordance with Section 9 of the Plan, for the satisfaction of) any taxes of any kind required by law to be withheld with respect to such Stock; provided, however, such tax withholding obligations may be met, in whole or in part, pursuant to procedures, if any, approved by the Committee in its discretion and in accordance with applicable law, by (i) the withholding by the Company of Stock otherwise deliverable to the Optionee pursuant to the Option with a Fair Market Value on the date of such exercise equal to such tax liability (provided, however, that the amount of any Stock so withheld shall not exceed the amount

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necessary to satisfy required Federal, state and local tax withholding obligations using the minimum statutory withholding rates that are applicable to supplemental taxable income) and/or (ii) tendering to the Company Stock, duly endorsed for transfer to the Company, owned by the Optionee (or by the Optionee and his spouse jointly), and purchased or held for the requisite period of time as necessary to avoid a charge to the Company's or any Affiliate's earnings for financial reporting purposes, with a Fair Market Value on the date of such exercise equal to such tax liability. In no event shall Stock be delivered to the Optionee until the Optionee has paid to the Company in cash, or made arrangements satisfactory to the Company regarding the payment of, the amount of any taxes of any kind required by law to be withheld with respect to the Stock subject to the Option, and the Company shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

            (g) No Rights as Stockholder. Neither the Optionee nor any other person shall become the beneficial owner of the shares of Stock subject to the Option, nor have any rights to dividends or other rights as a stockholder with respect to any such shares, until the Optionee has exercised the Option in accordance with the provisions hereof and of the Plan.

            (h) No Right to Continued Employment. Neither the Option nor any terms contained in this Agreement shall confer upon the Optionee any express or implied right to be retained in the service of the Company or an Affiliate for any period or at all, nor restrict in any way the right of the Company or any Affiliate, which right is hereby expressly reserved, to terminate his employment at any time with or without cause. The Optionee acknowledges and agrees that any right to exercise the Option is earned only by continuing as an employee of the Company and the Affiliates, or satisfaction of any other applicable terms and conditions contained in this Agreement and the Plan, and not through the act of being hired, being granted the Option or acquiring shares of Stock hereunder.

            (i) Inconsistency with Plan. Notwithstanding any provision herein to the contrary, the Option provides the Optionee with no greater rights or claims than are specifically provided for under the Plan. If and to the extent that any provision contained in this Agreement conflicts with the Plan, the Plan shall govern.

            (j) Compliance with Laws, Regulations and Stockholders Agreement. The Option and the obligation of the Company to sell and deliver shares of Stock hereunder shall be subject in all respects to (i) all applicable Federal and state laws, rules and regulations; (ii) any registration, qualification, approvals or other requirements imposed by any government or regulatory agency or body which the Committee shall, in its sole discretion, determine to be necessary or applicable; and (iii) the terms, conditions and limitations of the Stockholders Agreement, dated as of March 22, 2002, by and among the Company, Harvest Partners III, L.P., Harvest Partners III Beteiligungsgesellschaft Burgerlichen Rechts (mit Haftungsbeschrankung), Harvest Partners IV, L.P., and Harvest Partners IV GmbH & Co. KG (collectively, the "Harvest Funds"), and certain financial investors (as such agreement may be amended from time to time, the "Stockholders Agreement"). Moreover, the Option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of shares of Stock upon any national securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable, the

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Company shall not be required to deliver any certificates for shares of Stock to the Optionee or any other person unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Company.

      3. Investment Representation. If at the time of exercise of all or part of the Option the Stock is not registered under the Securities Act and/or there is no current prospectus in effect under the Securities Act with respect to the Stock, the Optionee shall execute, prior to the issuance of any shares of Stock to the Optionee by the Company, an agreement (in such form as the Committee may specify) in which the Optionee, among other things, represents, warrants and agrees that the Optionee is purchasing or acquiring the shares acquired under this Agreement for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof, that the Optionee has knowledge and experience in financial and business matters, that the Optionee is capable of evaluating the merits and risks of owning any shares of Stock purchased or acquired under this Agreement, that the Optionee is a person who is able to bear the economic risk of such ownership and that any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, it being understood that to the extent any such exemption is claimed, the Optionee shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Committee, from counsel for or approved by the Committee, as to the applicability of such exemption thereto.

      4. Lock-Up Period. In the event and to the extent requested by the managing underwriter or, if the securities of the Company are not being disposed of in an underwritten public offering pursuant to an effective registration statement filed with the Securities and Exchange Commission, if requested by the Company, the Optionee agrees not to offer, pledge, lend, sell, contract to sell, make any short sale of, grant any option, right or warrant for the purchase of, enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of, or otherwise transfer or dispose, directly or indirectly, of any securities of the Company (each such action, a "Transfer"), other than those securities included in such registration pursuant to Section 3.1(a), 3.1(b) or 3.2(a) of the Stockholders Agreement for the thirty (30) days prior to and the ninety days (90) days (one hundred and eighty (180) days in the case of the initial public offering of the common stock of the Company pursuant to an effective registration statement filed with the Securities Exchange Commission) after the effectiveness of the registration statement pursuant to which such public offering shall be made (or such shorter period of time as is sufficient and appropriate, in the opinion of the managing underwriter or, as the case may be, the Company in order to complete the sale and distribution of the securities included in such public offering; provided that in no event shall such shorter period of time with respect to the Optionee be shorter than any such period for any other stockholder of the Company); provided that the limitations contained in this
Section 4 shall not apply to the extent the Optionee is prohibited by applicable law from so withholding such securities from sale during such period.

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      5. Company's Right to Purchase Stock. (a) (i) Upon termination under any circumstances of the Optionee's employment with the Company or an Affiliate, the Company shall have the right, but not the obligation, to purchase any or all of the shares of Stock which have been purchased by the Optionee, or any person permitted to exercise the Option under Section 2(d) hereof, pursuant to exercise of the Option ("Option Stock"), and which the Optionee, such other person, or any permitted donee of such Stock, under Section 6 hereof, then holds by delivering written notice (the "Repurchase Notice") to the Optionee and/or such donee of Option Stock or other person permitted to exercise the Option, as applicable, within sixty (60) calendar days after the last date on which the Option may be exercised in accordance with Section 2(d) hereof at the purchase price determined in accordance with subparagraph (ii) or (iii), as applicable, of this Section 5(a); provided, however, that if any Option Stock has been held by the Optionee or such donee or other person, as the case may be, for six (6) months or less at any time the Company is entitled to exercise its right to purchase such Option Stock under this Section 5(a)(i) but for this proviso, the Company may exercise such right to purchase such Option Stock within sixty (60) calendar days after such Option Stock has first been held by the Optionee or such donee or other person for greater than six (6) months.


            (ii) If such termination of the Optionee's employment is by the Company or an Affiliate other than for "Cause" (within the meaning of that certain Employment Agreement, dated July 1, 2002, by and between Associated Materials Incorporated, a wholly-owned subsidiary of the Company, and the Optionee (the "Employment Agreement")), or by the Optionee for "Good Reason" (as defined in the Employment Agreement), the purchase price to be paid by the Company for any shares of Option Stock to be purchased by the Company pursuant to this Section 5(a) shall be the fair market value of such shares of Option Stock as of the date the Company purchases such shares in accordance with this Section 5, as determined in good faith by the Committee in accordance with Section 5(e) hereof, based upon a customary appraisal prepared by an independent appraisal company, or such other reasonable valuation method as the Committee shall select and apply as of the given date.


            (iii) If such termination of the Optionee's employment is by the Company or an Affiliate for Cause, or is by the Optionee other than for Good Reason, the purchase price to be paid by the Company for any shares of Option Stock to be purchased by the Company pursuant to this Section 5(a) shall be the lesser of: (A) the fair market value (as determined by the Committee in accordance with subparagraph (ii) of this Section 5(a)) of such shares of Option Stock as of the date the Company purchases such shares in accordance with this Section 5, and (B) the purchase price set forth in Section 1(a) hereof for such shares of Option Stock.

            (b) If the Company shall elect to exercise its right to purchase any Option Stock under this Section 5, the closing of such purchase by the Company shall take place no later than forty-five (45) days after the exercise of such right, which time in the case of the death of the Optionee may be extended to provide for probate of the Optionee's estate. On the date scheduled for such closing, the price for the shares of Option Stock to be purchased by the Company, determined in accordance with paragraph (a) or paragraph (d), as applicable, of this Section 5, shall be paid by the Company by check or checks to the record holder of such shares

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against delivery of a certificate or certificates representing the purchased shares in proper form for transfer. Notwithstanding the immediately preceding sentence to the contrary, the Company may pay such price for the shares of Option Stock to be purchased by the Company, in whole or in part, by offsetting amounts outstanding under any indebtedness or obligations owed by the Optionee or any other person permitted to exercise the Option under Section 2(d) hereof to the Company or any Affiliate. In connection with such closing, such record holder shall warrant in writing to the Company good and marketable title to Option Stock, free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever except those under this Agreement. Notwithstanding anything to the contrary contained herein, all repurchases of Option Stock by the Company will be subject to applicable restrictions contained under Delaware law and in the Company's and any Affiliate's debt and equity financing agreements. If any such restrictions prohibit the Company's purchase of Option Stock pursuant to this Section 5 which the Company is otherwise entitled to make, the Company may make such purchases as soon as it is permitted to do so under such restrictions, and all restrictions on the transfer of Option Stock in effect on the date such Company purchase right arose shall remain in effect until fifteen (15) days after the end of the period in which the Company is permitted to make such purchases. The Company's obligation to make such purchases shall be evidenced by a junior subordinated note in a principal amount equal to the applicable purchase price for such shares of Option Stock to be purchased by the Company bearing interest at a rate of 8% per annum and payable to the record holder upon the terms and conditions set forth therein; provided that such note shall be in form and substance satisfactory to the Company and the Company's lenders, if applicable.

            (c) None of the shares of Option Stock shall be transferred on the Company's books nor shall the Company recognize any such purported Transfer of any such shares or any interest therein unless and until all applicable provisions of Sections 4, 5, 6 and 7 of this Agreement have been complied with in all respects. The certificates evidencing shares of Option Stock shall bear legends to the following effect:

      "The shares represented by this certificate are subject to certain restrictions against transfer set forth in a Stock Option Award Agreement between the stockholder to whom the shares were originally issued and Associated Materials Holdings Inc. (the "Company"), dated September 4, 2002, as may be amended from time to time. Such shares are also subject to a call option of the Company as described in Section 5 and certain drag-along rights as described in Section 7, in each case of such Stock Option Award Agreement.

      The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and such shares may not be offered, sold, pledged or otherwise transferred except
      (1) pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act or (2) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States."

            (d) In the event the Optionee's employment under the Employment Agreement shall be terminated on or prior to December 31, 2003, either (1) by Associated Materials Incorporated other than (x) for Cause or (y) due to Disability (as defined in the

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Employment Agreement) or death, or (2) by the Executive for Good Reason, the
Company shall repurchase any shares of Stock previously purchased by the Optionee under the Option and then held by the Optionee, at a purchase price equal to the then-current fair market value of such Stock, as determined in good faith by the Committee in accordance with Section 5(e) hereof, based upon a customary appraisal prepared by an independent appraisal company, or such other reasonable valuation method as the Committee shall select and apply as of the given date. Such repurchase of such shares of Stock shall otherwise be in accordance with Section 5(b) hereof; provided, however, that if any such shares Stock have been held by the Optionee or any permitted donee or other person permitted to exercise the Option, as the case may be, for six (6) months or less at the time the Company is required to purchase such Stock under this Section 5(d) but for this proviso, the Company shall purchase such Stock within sixty
(60) calendar days after such Stock has first been held by the Optionee or such donee or other person for greater than six (6) months.

            (e) For purposes of this Section 5, (A) the fair market value of the Option and any shares of Stock previously purchased by the Optionee under the Option shall not be adjusted for any discount due to any lack of marketability or ownership of a minority interest of the Stock; (B) the fair market value of a share of Stock or the Option to purchase a share of Stock shall be determined by assuming (I) the full exercise of all outstanding employee or director options covering the capital stock of the Company which are scheduled to become exercisable subject to the lapse of time and the option holder's continued employment, if on the date of termination of the Optionee's employment under the Employment Agreement the fair market value of the stock covered by such options exceeds the exercise price of such options, whether or not such options are in fact then exercisable; (II) the full exercise of all outstanding employee or director options covering the capital stock of the Company the exercise of which is conditioned on the achievement of specified performance conditions, if the equity value of the Company (as determined pursuant to Exhibit A of the Employment Agreement as of the end of the calendar year immediately preceding the date of termination of the Optionee's employment under the Employment Agreement) would result in such performance-based options becoming fully exercisable; and (III) the full exercise or conversion of any other options, warrants and conversion privileges issued or issuable by the Company relating to the capital stock of the Company if the relevant option, warrant or conversion privilege is, at the time the Optionee's employment under the Employment Agreement terminates, by its terms exercisable and, if applicable, the then-current fair market value of the stock covered by such options, warrants or conversion privileges exceeds the exercise or conversion price of such option, warrant or conversion privilege, respectively; and (C) notwithstanding clauses
(A) and (B), in the event that an arms'-length, third-party sales transaction with respect to any capital stock of the Company has occurred within three (3) months prior to the date of termination of the Optionee's employment under the Employment Agreement, the fair market value of the Option and the Stock shall be determined on the basis of the price per share paid in such third-party sales transaction (unless the Board determines in good faith that the occurrence of a significant event during such three-month period makes determination of such fair market value on this basis inappropriate).

      6. Restrictions on Transfer of Stock. The Optionee shall not Transfer shares of Option Stock received by the Optionee (or any interest or right in such shares) except: (a) to the

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Company; (b) pursuant to a registration statement filed pursuant to the
Securities Act or, at any time after an initial public offering of the Company, pursuant to Rule 144 under the Securities Act in an unsolicited brokerage transaction to the public; (c) following his death, by will or intestacy to the Optionee's beneficiary, legal representative, heir or legatee; (d) as a gift or gifts during the Optionee's lifetime to the Optionee's spouse, children or grandchildren, or to a trust, partnership or other legal entity for the benefit of, or in which the only partners or members are, the Optionee and/or any of the foregoing, provided that the donee of such shares agrees to be bound by the provisions of Sections 4, 5, 6, 7, 8 and 9 of this Agreement; or (e) pursuant to
Section 7 or 8 of this Agreement. Additionally, any shares of Stock received by the Optionee or any other person entitled to exercise the Option under Section 2(d) hereof upon exercise of the Option (or any interest or right in such shares) cannot be Transferred in any manner except as permitted by the Stockholder's Agreement.

      7. Drag-Along Rights. (a) At any time, at the written request of any Harvest Fund, the Optionee agrees to vote all of its Stock, at a special or annual meeting of stockholders or by written consent in lieu of a meeting, in favor of and, if applicable, shall sell its pro rata portion of the amount of any type of securities of the Company to be transferred in connection with, a "Sale of the Business" (as defined in the Stockholders Agreement). In order to effect the foregoing covenant, the Optionee hereby grants to each Harvest Fund with respect to all of Optionee's Stock an irrevocable proxy (which is deemed to be coupled with an interest) with respect to any stockholder vote or action by written consent solely to effect such Sale of the Business in compliance with this Section 7.

            (b) The Company and the Optionee each hereby agree to cooperate fully (including by waiving any other appraisal rights to which the Optionee may be entitled under applicable law and the Optionee does hereby waive all such appraisal rights) with the Harvest Fund and the purchaser in any such Sale of the Business and, to execute and deliver all documents (including purchase agreements) and instruments as the applicable Harvest Fund and such purchaser request to effect such Sale of the Business including, without limitation, the making of representations and warranties as to due incorporation, existence and good standing, power and authority of the Optionee, and ownership of Stock and the granting of all indemnifications and the execution of all agreements (including, without limitation, participating in any escrow arrangements to the extent of their respective pro rata portion) and similar arrangements which the applicable Harvest Funds is making or executing, provided that the indemnification obligation of the Optionee to proposed purchaser with respect to the breach of any representation or warranty concerning the Company shall be limited to the lesser of the pro rata portion of the obligation and the net proceeds to be received by the Optionee in connection with such Sale of the Business. The Harvest Funds agree that upon such Sale of the Business the Optionee shall receive its pro rata portion of the net proceeds (taking into account transaction costs and expenses incurred by the Harvest Funds in connection with such Sale of the Business, reasonable transaction costs and expenses incurred by each other stockholder of the Company in connection with such Sale of the Business and the costs and expenses described in Section 7(c) below) and such sale shall be on the same terms and conditions as afforded to the Harvest Funds. For purposes of Section 7(a) and 7(b) hereof, "pro rata portion" shall mean with respect to the Optionee and each type of equity securities to be transferred in such Sale of the Business a fraction, the numerator of which is the number of such equity securities held by the Optionee

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immediately prior to such Sale of the Business and the denominator of which is the total number of such equity securities outstanding immediately prior to such Sale of the Business.

            (c) It is understood and agreed that in consideration of investment banking services provided by any Person (including the Harvest Funds or any of their respective Affiliates) a reasonable fee may be paid in an amount that is customary and equivalent to a fee arrangement negotiated on an "arms-length" basis; provided that, if any such fee is payable to any Harvest Fund or any of its Affiliates, such fee shall be consistent with the terms of the management agreement by and between Harvest Partners, Inc. and Associated Materials Incorporated.

      8. Certain Other Representations and Covenants of the Optionee. The Optionee hereby acknowledges receipt of a copy of the Plan and the Stockholders Agreement, and represents that he is familiar with the terms and provisions thereof. The Optionee hereby represents and acknowledges that he has reviewed the Plan, this Agreement and the Stockholders Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and the Stockholders Agreement, and fully understands all provisions of the Plan, this Agreement and the Stockholders Agreement. The Optionee hereby agrees to be bound by all of the terms and provisions of the Plan, this Agreement and the Stockholders Agreement, including the terms and provisions adopted after the granting of the Option but prior to the complete exercise hereof, subject to the last paragraph of Section 13 of the Plan as in effect on the date hereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee or the Board made in good faith upon any questions arising under the Plan, this Agreement, the Stockholders Agreement or otherwise relating to the Option.

      9. Forfeiture. Notwithstanding any other provisions of this Agreement to the contrary, in the event of a breach by the Optionee of any of the Optionee's covenants set forth in the Employment Agreement or the Committee determines that the Optionee has intentionally committed an act materially inimical to the interests of the Company or any Affiliate, or in the event that the Optionee's employment is terminated by the Company or an Affiliate for Cause, then the Option shall thereupon automatically terminate and cease to thereafter be exercisable with respect to any shares of Stock without any further action required by the Company.

      10. Notices. Any Notice or other communication required or permitted hereunder shall be in writing and in accordance with the Plan, and, if to the Company, may be sent to the Company, c/o Harvest Partners, Inc., attention: Ira
D. Kleinman, by facsimile at (212) 812-0100, or delivered in person, or sent by certified or registered mail or overnight courier, prepaid, addressed as follows: Associated Materials Holdings Inc., c/o Harvest Partners, Inc., 280 Park Avenue, 33rd Floor, New York, NY 10017, attention: Ira D. Kleinman, and, if to the Optionee, shall be addressed to him at the address set forth below his signature hereon, subject to the right of either party to designate at any time hereafter in writing some other address.

      11. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York applicable to contracts executed and to be performed entirely within such state, without regard to the conflict of law provisions thereof.

      12. Severability. If any of the provisions of this Agreement should be deemed unenforceable, the remaining provisions shall remain in full force and effect.

      13. Modification. Except as otherwise permitted by the Plan, this Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the parties hereto.

      14. Counterparts. This Agreement has been executed in two counterparts, each of which shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, Associated Materials Holdings Inc. has caused this Agreement to be executed by a duly authorized officer and the Optionee has executed this Agreement, both as of the day and year first written above.


                                 ASSOCIATED MATERIALS HOLDINGS INC.


Date:  9/10/02              By    /s/ IRA D. KLEINMAN
                                  -----------------------------------------
                                  Name:  Ira D. Kleinman
                                  Title: Chairman

Date:  9/12/02                    /s/ MICHAEL J. CAPORALE, JR.
                                 ------------------------------------------
                                  MICHAEL J. CAPORALE, JR.
                                  3668 Shetland Trail
                                  Richfield, Ohio 44286

                                                                      SCHEDULE I

                        NOTATIONS AS TO PARTIAL EXERCISE

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 Date of       Number of Units     Balance of Shares     Authorized     Notation
 Exercise        Purchased        of Stock on Option      Signature       Date
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
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